Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Monroe Capital Enhanced Corporate Lending Fund (the “Fund”) for the quarterly period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zia Uddin, Chief Executive Officer of the Fund, and I, Christopher Lund, Chief Financial Officer of the Fund, each certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.
Date: August 10, 2026

/s/ Zia Uddin
Zia Uddin
Chief Executive Officer
Monroe Capital Enhanced Corporate Lending Fund

/s/ Christopher Lund
Christopher Lund
Chief Financial Officer
Monroe Capital Enhanced Corporate Lending Fund